SCHEDULE 14A INORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                           of 1934  (Amendment No. ____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                            Techne Corporation
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[X]  No fee required

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     and 0-11

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     pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)   Amount Previously Paid:

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                        TECHNE CORPORATION


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held
                         October 18, 2001


     The annual meeting of shareholders of Techne Corporation (the "Company") will be held at the offices of the Company, 614 McKinley Place N.E., Minneapolis, Minnesota, on Thursday, October 18, 2001, at 3:30 p.m. (Central Daylight Time), for the following purposes:

     1. To set the number of members of the Board of Directors at eight (8).

     2. To elect directors of the Company for the ensuing year.

     3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Only shareholders of record shown on the books of the Company at the close of business on September 11, 2001 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

     This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.




                                                THOMAS E. OLAND,
                                                President



Dated:  September 18, 2001
        Minneapolis, Minnesota




                           TECHNE CORPORATION

                               __________

                            PROXY STATEMENT
                                   for
                     Annual Meeting of Shareholders
                      to be held October 18, 2001
                               __________


                             INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Techne Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on October 18, 2001 and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

     The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

     Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the Company's principal executive office is 614 McKinley Place N.E., Minneapolis, MN 55413. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about September 18, 2001.


                   OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed September 11, 2001 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on September 11, 2001, 41,443,688 shares of the Company's Common Stock were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.


                         PRINCIPAL SHAREHOLDERS

     The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of September 11, 2001:

                                          Amount and
Name and Address                          Nature of Shares         Percent
of Beneficial Owner                       Beneficially Owned(1)    of Class(2)
--------------------------------------    ---------------------    ----------
Kopp Investment Advisors, Inc.                 3,760,597 (3)          9.1%
Kopp Holding Company and LeRoy C. Kopp
7701 France Avenue So.
Edina, MN 55435

Pilgrim, Baxter & Associates, Ltd.             3,222,000 (4)          7.8%
825 Duportial Road
Wayne, PA 19087

Thomas E. Oland                                1,741,498 (5)(6)       4.2%
614 McKinley Place N.E.
Minneapolis, MN  55413

______________

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of September 11, 2001, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(3) Sole voting power: 1,108,400 shares; sole investment power: 790,000; shared investment power: 2,970,597.

(4) Sole voting power: 3,204,600 shares; sole investment power: 3,222,000.

(5) Does not include 820,025 shares held by the Company's Stock Bonus Plan for accounts of employees other than Mr. Oland, which are included in the group total in the Management Shareholding table. The Company's Board of Directors, acting by a majority vote, currently directs the Trustee as to the voting of such shares. Including such 820,025 shares, Mr. Oland, a Director of the Company, beneficially owns 2,561,523 shares or 6.2% of total shares outstanding plus shares subject to options exercisable by him.

(6) Includes 976,920 shares owned directly, 90,098 held by the Company's Stock Bonus Plan for Mr. Oland's account, 68,556 shares held by Thomas Oland and Associates, 205,924 shares held by the Thomas Oland and Associates Profit Sharing Plan and Trust and 400,000 shares subject to stock options which are exercisable.


                            MANAGEMENT SHAREHOLDINGS

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of September 11, 2001, by each executive officer of the Company named in the Summary Compensation Table, by each director and by all directors and executive officers (including the named individuals) as a group. Shares beneficially owned by Mr. Oland constitute 4.2% of total shares outstanding plus shares subject to options exercisable by him. Each other individual beneficially owns less than one percent of total shares outstanding plus shares subject to options exercisable by him or her. As a group, officers and directors beneficially own 9.4% of total shares outstanding plus shares subject to options exercisable by them.

     Name of Director                           Number of Shares
     or Executive Officer Group                 Beneficially Owned(1)
     --------------------------                 --------------------
     Thomas E. Oland                            1,741,498 (2)(3)
     Roger C. Lucas, Ph.D.                         71,456 (4)(5)(6)
     Howard V. O'Connell                          242,200 (4)(6)(7)
     G. Arthur Herbert                            284,200 (4)(6)(8)
     Lowell E. Sears                              210,400 (4)(6)(9)
     James A. Weatherbee Ph.D.                    168,436 (10)
     Monica Tsang, Ph.D.                          179,862 (11)
     Christopher S. Henney, D.Sc, Ph.D.            20,000 (4)(6)(12)
     Randolph C. Steer, M.D., Ph.D.                70,000 (4)(6)(13)
     Marcel Veronneau                              54,899 (14)
     Timothy M. Heaney                             62,524 (15)
     Officers and directors as a group
       (11 persons)                             3,882,434 (16)

(1) Unless otherwise indicated, the person listed as the beneficial owner has sole voting and sole investment power over outstanding shares. Shares beneficially owned includes shares subject to options which are currently outstanding and exercisable and options which are currently outstanding an will become exercisable within 60 days of September 11, 2001.

(2)  See Note (5) to the preceding table.

(3)  See Note (6) to preceding table.

(4) Does not include 910,123 shares held by the Company's Stock Bonus Plan, which are included in the total of officers and directors as a group. The Company's Board of Directors, acting by majority vote, currently directs the Trustee as to the voting of such shares.

(5) Includes 10,000 shares owned by Dr. Lucas' wife and 30,000 shares subject to stock options. Dr. Lucas disclaims beneficial ownership of the shares owned by his wife.

(6) Does not include an option to purchase 5,000 shares which will be granted on and will become exercisable as of the date of the Annual Meeting pursuant to the 1998 Nonqualified Stock Option Plan.

(7) Includes 27,700 shares owned by Mr. O'Connell's wife and 70,000 shares subject to options. Mr. O'Connell disclaims beneficial ownership of the shares owned by his wife.

(8) Includes 154,200 shares held by trusts and partnership of which Mr. Herbert is a trustee or partner and 130,000 shares subject to options.

(9) Includes 400 shares held by a trust of which Mr. Sears is a trustee and 210,000 shares subject to options.

(10) Includes 100,912 shares subject to stock options. Does not include shares beneficially owned by Dr. Tsang, Dr. Weatherbee's wife.

(11) Includes 109,520 shares subject to stock options. Does not include shares beneficially owned by Dr. Weatherbee, Dr. Tsang's husband.

(12) Includes 20,000 shares subject to options.

(13) Includes 70,000 shares subject to options.

(14) Includes 23,006 shares subject to options.

(15) Includes 420 shares owned by Mr. Heaney's wife, 1,400 shares owned by a family trust of which Mr. Heaney is a co-trustee, and 57,516 shares subject to options. Mr. Heaney disclaims beneficial ownership of shares owned by his wife and the trust. Does not include 909,935 shares held by the Company's Stock Bonus Plan for accounts of employees other than Mr. Heaney.

(16) Includes 910,123 shares held by the Company's Stock Bonus Plan as to which the Company's Board of Directors directs the voting and 1,220,954 shares which may be purchased pursuant to options.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

     The Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors to be set at eight. Under applicable Minnesota law, approval of the proposal to set the number of directors at eight, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

     The following table provides certain information with respect to the nominees for director.




                        Current
                        Position(s) with       Principle Occupation(s)  Director
Name               Age  Company                During Past Five Years    Since
-----------------  ---  ---------------------  -----------------------  --------
Thomas E. Oland     60  Chairman of the Board, Chairman of the Board,    1985
                        President, Treasurer   President and Treasurer
                        and Director           of the Company since
                                               December 1985 and
                                               President of Research
                                               and Diagnostic Systems,
                                               Inc. since July 1982

Roger C. Lucas,     58  Vice Chairman          Vice Chairman and         1985
Ph.D.                   and Director           Senior Scientific
                                               Advisor to the
                                               Company's Board since
                                               July 1995.  Chairman of
                                               Visual Circuits, a
                                               digital video company
                                               since August 1997, and
                                               director of
                                               ChemoCentryx, Inc., a
                                               partially-owned
                                               subsidiary of the
                                               Company.  Chief
                                               Scientific Officer,
                                               Executive Vice
                                               President and Secretary
                                               of the Company from
                                               December 1985 to March
                                               1995.  Director of
                                               Printware, Inc.


Howard V.          71  Director                Private investor since    1985
O'Connell                                      1990.  Chairman,
                                               President and Treasurer
                                               of John G. Kinnard and
                                               Company, Incorporated,
                                               a securities broker-
                                               dealer, from 1969 to
                                               1990.


G. Arthur         75  Director                 Principle of CEO          1989
 Herbert                                       Advisors, a management
                                               and financial
                                               consulting firm, since
                                               January 1989; from
                                               January 1969 to
                                               December 1988,
                                               President and Vice
                                               President  Manager of
                                               Electro-Science
                                               Management Corp., a
                                               manager of venture
                                               capital partnerships.

Randolph C.       51  Director                 Consultant to the         1990
Steer, M.D.,                                   pharmaceutical and
Ph.D.                                          biotechnology industries
                                               since 1989; Chairman
                                               (July 1999-August 2000)
                                               of Vicus.com, Inc.
                                               Director of BioCryst
                                               Pharmaceuticals, Inc.

Lowell E. Sears   50  Director                 Private investor since    1994
                                               April 1994. For more
                                               than five years prior
                                               thereto, Chief
                                               Financial Officer of
                                               Amgen Inc., a
                                               pharmaceutical company.
                                               Director of Neose
                                               Technologies, Inc.

Christopher S.    60  Director                 Chief Execuitve Officer   1996
Henney, D.Sc.,                                 of Dendreon Corp., a
Ph.D.                                          biotechnology company,
                                               since April 1995.
                                               Executive Vice
                                               President of ICOS
                                               Corporation, a
                                               biotechnology company,
                                               from April 1990 to
                                               April 1995.  Director
                                               of Dendreon Corp.,
                                               Sonus Pharmaceuticals
                                               and Bionomics Inc.

Timothy M.        55  Vice President           Vice President,           1999
Heaney                and Director             Secretary  and General
                                               Counsel of the Company
                                               since October 1999.
                                               From June 1972 to
                                               September 1999, an
                                               attorney with the firm
                                               of Fredrikson & Byron,
                                               P.A. and legal counsel
                                               to the Company since
                                               its inception.


Committee and Board Meetings

     The Company's Board of Directors has two standing Committees, the Audit Committee and the Compensation Committee. The Audit Committee (whose members are Messrs. Herbert, O'Connell, Sears and Dr. Steer) is responsible for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company and, with the Company's independent accountants, the results of the annual audit. The Audit Committee also establishes and oversees the implementation of the Company's cash investment policy. The Audit Committee met six times during fiscal 2001. The Compensation Committee (whose members are Drs. Henney and Steer and Messrs. Herbert and O'Connell) recommends compensation for officers of the Company. The Compensation Committee met three times during fiscal 2001. In addition to formal meetings, the Audit and Compensation Committees had numerous telephone conferences regarding Committee business. The Board does not have a separate Nominating Committee, but functions as a whole in considering nominations.

     During fiscal 2001, the Board held five meetings. Each director attended 75% or more of the total number of meetings of the Board and of Committees of which he was a member.

Directors' Fees

     Directors who are not employees of the Company are compensated at the rate of $25,000 per year for service on the Board and Committees of the Board. In addition, under the Company's 1998 Nonqualified Stock Option Plan, outside directors automatically receive an option to purchase shares of the Company's Common Stock on election and upon each re-election. In connection with the 2001 Annual Meeting of Shareholders, the number of shares subject to the option granted to outside directors re-elected to the Board will be 5,000 per director.

Audit Committee Report

     The Audit Committee is composed of four independent directors and operates under a written charter adopted by the Board of Directors (set forth in Appendix A). The Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     (1) reviewed and discussed the audited financial statements with management;

     (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

     (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 as filed with the Securities and Exchange Commission.

                                           G. Arthur Herbert
                                           Howard V. O'Connell
                                           Lowell E. Sears
                                           Randolph C. Steer, M.D., Ph.D.
                                             Members of the Audit Committee




                              EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors of the Company is composed of directors Christopher S. Henney, D.Sc., Ph.D., G. Arthur Herbert, Howard
V. O'Connell and Randolph C. Steer, M.D., Ph.D. None of the members of the Committee is or ever has been an employee or officer of the Company and none is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

     Overview and Philosophy. The Company's executive compensation program is comprised of base salaries, annual performance bonuses comprised of a cash and option component, long-term incentive compensation in the form of stock options, and various benefits, including the Company's profit sharing and savings plan and stock bonus plan in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses or stock options related to non-recurring, extraordinary performance.

     The Compensation Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in its industry and of awarding bonuses based on achievement of specific revenue, profit and non-monetary goals. If the goals are achieved, the officer receives an option to purchase a number of shares with a fair market value on date of grant equal to 20% of the officer's base salary and receives, at the election of the officer, either a cash bonus equal to 20% of the officer's base salary or an additional option to purchase a number of shares with a fair market value on date of grant equal to 170% of the cash bonus alternative. Bonuses are awarded on a prorated basis if between 85% and 100% of the specific revenue and profit goals are achieved. The goals are established annually as recommended by the Chief Executive Officer of the Company and approved by the Compensation Committee.

     The Company has formal employment agreements with its full-time executive officers, other than its President, effective through June 30, 2004, except Mr. Heaney's, whose agreement expires September 30, 2002. See "Employment Contracts and Change in Control Arrangements" below. The agreements provide for base salaries subject to annual review, bonuses as described above, benefits as provided to all employees and severance compensation dependent upon years of employment with or service to the Company in the event that the officer's employment is terminated without cause or in connection with a sale or merger of the Company.

     Compensation in 2001. During fiscal 2001, the Company maintained its principal compensation policies and made adjustments in base salaries to reflect competitive industry and individual performance factors. The Committee, at the beginning of fiscal 2001, established performance criteria for officers based 70% on growth in consolidated revenues and earnings and, working through the Company's Chief Executive Officer, 30% on individual goals which, if met, would permit each officer to earn a cash bonus and additional stock options. The Company achieved record revenues and earnings. On the basis of performance against the criteria established, the Committee at the close of fiscal 2001 awarded to Dr. Tsang, and Messrs. Veronneau and Heaney the bonuses indicated in the table below under "Summary Compensation Table" and, subsequent to fiscal year end, the options indicated in footnote
(2) to the table below under "Options/SAR Grants During 2001 Fiscal Year".
In further recognition of the officers' achievements, the Committee established base salaries for fiscal 2002 as disclosed below under "Employment Contracts and Change in Control Arrangements."

     General. The Company provided medical and insurance benefits to its executive officers, which are the same as those generally available to all Company employees. The Company has a profit sharing and savings plan in which all qualified employees, including executive officers, participate. In fiscal 2001, 2000 and 1999, the Company has contributed to the plan an amount equal to approximately 9%, 10% and 10% of gross wages, respectively. One half of the assets of the plan have been invested in Common Stock of the Company. The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 2001.

     Chief Executive Officer Compensation. Thomas E. Oland served as the Company's Chief Executive Officer in fiscal 2001. His compensation was determined in accordance with the policies described above as applicable to all executive officers. His base salary was increased from $210,000 in fiscal 2000 to $220,000 in fiscal 2001 in light of the Company's increase in revenues and earnings. For fiscal 2001 performance he earned but waived a cash bonus. In February of 1996 the Compensation Committee, in connection with the Board's long-term strategic planning for the Company, adopted a substantial long-term incentive for Mr. Oland in the form of options to purchase an aggregate of 400,000 shares of the Common Stock of the Company at $4.53 per share, the fair market value on the date of grant. The options are contingent on continued employment by the Company and have fully vested. The options will expire in February of 2006.

     Summary. Aggregate executive compensation increased moderately in fiscal 2001 and the Company awarded stock options to officers because the Company achieved record revenues and earnings and individual officers achieved performance goals. The Compensation Committee intends to continue its policy of paying relatively moderate base salaries, basing bonuses on specific revenue, profit and performance goals and granting options to provide long-term incentive.

                                         Christopher S. Henney, D.Sc., Ph.D.
                                         G. Arthur Herbert
                                         Howard V. O'Connell
                                         Randolph C. Steer, M.D., Ph.D.
                                           Members of the Compensation Committee


Employment Contracts and Change in Control Arrangements

     The Company has formal employment agreements with each of its full-time executive officers with the exception of its President and Chief Executive Officer, with whom the Company has an oral understanding. The agreements, which in the cases of Dr. Tsang and Mr. Veronneau expire June 30, 2004 and in the case of Mr. Heaney expires September 30, 2002, provide for base salaries subject to annual review, bonuses as described in the Compensation Committee Report contained in this Proxy Statement, benefits as provided to all employees and severance compensation based upon years of employment by or service to the Company in the event that the officer's employment is terminated without cause or in connection with a sale or merger of the Company. Base salaries for fiscal 2002 for the executive officers named in the Summary Compensation Table are as follows: T. Oland - $225,000; M. Tsang
- $210,000; M. Veronneau - $130,000 and T. Heaney - $195,000.  Each of such officers is also subject to a confidentiality and non-competition agreement, which prohibits competition with the Company for a period of two years following termination of employment with the Company.

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's President (who serves as Chief Executive Officer) and to the Company's other executive officers whose salary and bonus for fiscal 2001 exceeded $100,000. Not included in the table is Dr. James Weatherbee, Vice President and Chief Scientific Officer, who was on medical leave and did not receive any compensation from the Company in fiscal 2001.

                                                                        Long Term Compensation
                                                                        ----------------------
                                    Annual Compensation               Awards             Payouts
                               -----------------------------          ------             -------
                                                                          Securities
                                                              Restricted  Underlying  LTIP     All Other
Name and               Fiscal                                 Stock       Options     Payouts  Compen-
Principal Position      Year   Salary($)  Bonus($)  Other(1)  Awards($)   /SARs (#)    ($)     sation($)(2)
---------------------  ------  ---------  --------  --------  ----------  ----------  -------  ------------
Thomas E. Oland,        2001    220,000      0        None      None          0         None     18,459
Chairman of the Board   2000    210,000      0        None      None          0         None     20,141
and President           1999    199,500      0        None      None          0         None     19,258


Monica Tsang, Ph.D.,    2001    200,000    39,820     None      None          554       None     18,459
Vice President -        2000    180,000    36,000     None      None         2,600      None     20,141
Research                1999    164,000    33,000     None      None         3,148      None     19,258


Marcel Veronneau,       2001    122,000    24,290     None      None          338       None     15,612
Vice President -        2000    110,000    22,000     None      None         1,498      None     15,732
Hematology Operations   1999    101,000    19,000     None      None         1,994      None     14,410


Timothy M. Heaney,      2001    185,000    36,830     None      None          538       None     10,045
Vice President -        2000    117,123    35,000     None      None        100,000     None     None
Secretary and General
Counsel
________________


(1) "None" indicates zero or an amount equal to less than 10% of the total amount of annual salary and bonus reported for the named executive officer.

(2) For each individual the amount reflects Company contributions to Profit Sharing and Savings Plan (as to one-half) and Stock Bonus Plan (as to one-half), the latter in the form of shares of the Company's Common Stock.


Options/SAR Grants During 2001 Fiscal Year

     The following table provides information related to options granted to the name executive officers during fiscal 2001. The Company has not granted any stock appreciation rights.

                                                                      Potential
                                                                      Realizable
                                                                   Value at Assumed
                                                                     Annual Rates
                                                                    of Stock Price
                                                                   Appreciation for
                          Individual Grants                           Option Term
                 -------------------------------------------       ----------------
                   Number of   Percent of
                  Securities    Total
                  Underlying  Options/SARs
                 Options/SARs  Granted to  Exercise or
                   Granted    Employees in Base Price  Expiration
Name                 (#)       Fiscal Year   ($/Sh)        Date   5% ($)  10% ($)
---------------- ------------ ------------ ----------- ---------- ------- -------
Thomas E. Oland	      0            --           --           --     --      --
Monica Tsang,
  Ph.D.            554(1)(2)      0.10%      $65.00     6/30/07   $14,660 $34,163
Marcel Veronneau   338(1)(2)      0.06%      $65.00     6/30/07   $ 8,944 $20,843
Timothy M.
  Heaney           538(2)(3)      0.10%      $65.00     6/30/07   $14,236 $33,177


------------------
(1) Such option is an incentive stock option and became exercisable July 1, 2000.

(2) Subsequent to fiscal 2001 year end, options for the indicated number of shares at an exercise price of $32.50 per share expiring June 30, 2008 were granted: M. Tsang - 1,226; M. Veronneau - 748; T. Heaney - 1,134.

(3) Such option is a nonqualified stock option and became exercisable July 1, 2000.



Option/SAR Exercises During 2001 Fiscal
Year and Fiscal Year End Options/SAR Values

     The following table provides information related to the only option exercised by a name executive officer during the 2001 fiscal year and the number and value of options held by each named executive officer at fiscal year end.

                                                Number
                                             of Securities     Value of
                                              Underlying      Unexercised
                                             Unexercised     In-the-Money
                                             Options/SARs   Options/SARs at
                       Shares        Value   at FY-End (#)   FY-End ($)(2)
                     Acquired on   Realized  Exercisable/    Exercisable/
Name                 Exercise (#)   ($)(1)   Unexercisable   Unexercisable
-------------------  ------------  --------  -------------  ---------------
Thomas E. Oland	        2,688      $68,368     400,000/0     $11,187,480/0
Monica Tsang, Ph.D.       0        $     0     113,294/0      $3,234,703/0
Marcel Veronneau          0        $     0      22,258/0       $594,616/0
Timothy M. Heaney         0        $     0   45,270/41,668  $743,670/$692,731
______________________

(1) Based on the difference between the closing price of the Company's Common Stock as reported by Nasdaq on the date of exercise and the option exercise price.

(2) Based on the difference between the $32.50 per share closing price of the Company's Common Stock as reported by Nasdaq on June 30, 2001 and the options exercise price.


Stock Performance Chart

     The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P Midcap 400 Index and the S&P Midcap Biotechnology Index. The comparison assumes $100 was invested on June 30, 1996 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                                TOTAL SHAREHOLDER RETURN

						INDEXED RETURNS


Company/Index         June 1997  June 1998  June 1999  June 2000  June 2001
--------------------  ---------  ---------  ---------  ---------  ---------
TECHNE CORP             103.42     130.34     173.50     888.89     444.44
S&P MIDCAP 400 INDEX    123.33     156.82     183.74     214.94     234.01
BIOTECHNOLOGY-MID       101.38     105.52     202.94     430.55     458.56



                                INDEPENDENT AUDITORS

     Deloitte & Touche LLP acted as the Company's independent auditors for the 2001 fiscal year and has been selected by the Board of Directors to continue for the current fiscal year. A representative of Deloitte & Touche LLP is expected to be present at the shareholders' meeting, will have the opportunity to make any desired comments, and will be available to respond to appropriate questions.

Audit Fees

     The estimated aggregate fees billed and to be billed by Deloitte & Touche LLP for professional services rendered in connection with the audit of the Company's annual financial statements for fiscal 2001 and review of the Company's Forms 10-Q for fiscal 2001 are $60,500.

Financial Information Systems Design and Implementation Fees

     Deloitte & Touche LLP did not provide to the Company any services related to financial information systems design and implementation during fiscal 2001.

All Other Fees

     The aggregate fees billed and to be billed by Deloitte & Touche LLP for all other nonaudit services rendered to the Company during fiscal
2001, including fees for tax related services, employee benefit plan audits and business consulting services unrelated to financial information systems design and implementation are $71,300. The Company's Audit Committee has determined that provision of such non-audit services is compatible with maintaining Deloitte & Touche LLP's independence and has determined there is no conflict of interest.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10 percent shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 2001, all Section 16(a) filing requirements applicable to Insiders were met.


                         SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Annual Meeting must be received by the Company at its offices by May 20, 2002 to be eligible for inclusion in the Company's Proxy Statement and related Proxy for the 2002 Annual Meeting.

     Also, if a shareholder proposal intended to be presented at the 2002 Annual Meeting but not included in the Company's Proxy Statement and Proxy is received by the Company after August 3, 2002, then management named in the Company's Proxy for the 2002 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                           OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                           ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2001, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy-soliciting material.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2001, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO PRESIDENT, TECHNE CORPORATION, 614 MCKINLEY PLACE N.E., MINNEAPOLIS, MINNESOTA 55413.


Dated:	September 18, 2001
	Minneapolis, Minnesota



                             APPENDIX A

                       AUDIT COMMITTEE CHARTER

The Audit Committee of the Company's Board of Directors shall be composed of three or more directors who are "independent" as such term is defined in applicable regulations of Nasdaq, and who are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Each of the members of the Audit Committee shall be a person who through prior experience is financially sophisticated and familiar with financial oversight responsibilities. The independent auditors of the Company's financial statements shall be accountable to the Audit Committee and to the Board of Directors of the Company.

In carrying out these responsibilities, the Audit Committee will:

- Meet not fewer than four times per year.

- Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries and, when appropriate, recommend the replacement of the Company's auditors.

- Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at its conclusion to review such audit, including any comments or recommendations of the independent auditors. Any changes in accounting principles shall be reviewed.

- Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

- Provide sufficient opportunity for independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Oversee the independence of the independent auditors through appropriate means including obtaining a written statement delineating all relationships between the independent auditors and the Company and determining whether and to what extent the objectivity and independence of the auditors may be impacted by all relationships and services.

- Discuss with the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

- Establish and review adherence to the Company's cash management and investment policies.

- Provide the report for the Company's annual proxy statement required by regulations of the Securities and Exchange Commission respecting activities of the Committee and state whether the Committee recommends inclusion of the Company's audited financial statements in the annual report to be filed with Commission.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other consultants for this purpose if, in its judgement, that is appropriate.

- Submit to the Board of Directors the minutes of all meetings of the Audit Committee and discuss the material matters discussed at each committee meeting with the Board of Directors.



                         TECHNE CORPORATION

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



The undersigned hereby appoints THOMAS E. OLAND and KATHLEEN BACKES, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Techne Corporation registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Thursday, October 18, 2001 at 3:30 p.m. Central Daylight Time, at the offices of the Company, 614 McKinley Place N.E., Minneapolis, Minnesota, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

The Board of Directors recommends that you vote "FOR" the following proposals:

(1) To set the number of Directors at eight:

    [    ] FOR           [    ] AGAINST         [    ] ABSTAIN

(2) To elect Directors: Nominees: Thomas E. Oland, Roger C. Lucas, Ph.D., Howard V. O'Connell, G. Arthur Herbert, Randolph C. Steer, M.D., Ph.D., Lowell E. Sears, Christopher S. Henney, D.Sc., Ph.D. and Timothy M. Heaney

    [    ] FOR all Nominees listed above   [    ] WITHOUT AUTHORITY
           (except those whose names have         to vote for all nominees
           been written on the line below)        listed above

    (To withhold authority to vote for any nominee, write that nominee's name on the line below.)

    ____________________________________________________________________

(3) Other matters: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

Date_________________________, 2001.


                                       ___________________________________


                                       ____________________________________
                                       PLEASE DATE AND SIGN ABOVE
                                       exactly as name appears at the left,
                                       indicating, where appropriate
                                       official  position or
                                       representative capacity.
                                       If stock is held in joint
                                       tenancy, each joint owner
                                       should sign.